                            STOCK PLEDGE AGREEMENT

     THIS STOCK PLEDGE AGREEMENT (the "Agreement") is made and entered into as of this 30th day of June, 1995 by and between THE TOPPS COMPANY, INC., a Delaware corporation (the "Pledgor"), and NATIONSBANK, NATIONAL ASSOCIATION (CAROLINAS), a national banking association, as Agent (the "Agent") for each of the lenders (the "Lenders" and collectively with the Agent, the "Secured Parties") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

                             W I T N E S S E T H:

     WHEREAS, the Agent and the Lenders have agreed to provide to The Topps Company, Inc., a Delaware corporation (the "Borrower"), certain revolving credit, standby letter of credit and term loan facilities, each pursuant to the terms of that certain Credit Agreement of even date herewith among the Pledgor, the Agent and the Lenders (as from time to time amended, modified or supplemented, the "Credit Agreement"); and

     WHEREAS, the Pledgor is willing to pledge and grant to the Secured Parties a security interest in that certain capital stock of Merlin Publishing International plc, a company registered in England under number 2331336 (the "Issuer"), as identified on Schedule I hereto (together with all other shares of capital stock of the Issuer required to be pledged hereunder, the "Pledged Stock"); and

     WHEREAS, the Secured Parties are unwilling to enter into the Loan Documents unless the Pledgor enters into this Agreement;

     NOW, THEREFORE, in order to induce the Lenders to enter into the Loan Documents and in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

     1.   Pledge of Stock; Other Collateral.

     (a) As continuing collateral security for the payment and performance of all debts, obligations or liabilities now or hereafter existing, absolute or contingent, of the Pledgor to the Secured Parties under all the Loan Documents and pursuant to the terms hereof and any Hedging Agreements among the Borrower and any Lender (collectively, the "Obligations"), and subject to Section 10 hereof, the Pledgor hereby pledges, mortgages, charges and collaterally assigns to the Agent for the benefit of the Lenders, and grants to the Agent for the benefit of the Lenders pursuant to the New York Uniform Commercial Code (the "UCC") a first priority security interest in, the Pledged Stock and all of the following:

               (i) all cash, securities, dividends, rights, and other property at any time and from time to time issued, allotted, declared or distributed in respect of or in exchange for any or all of the Pledged Stock, other than dividends permitted to be retained by the Pledgor under the Credit Agreement; and

               (ii) all other property hereafter delivered to the Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property and all cash, securities, interest, dividends, rights, and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Pledged Stock.

All such Pledged Stock, certificates, instruments, cash, securities, interest, dividends, rights and other property referred to in this Section 1, other than dividends issued in respect of such Pledged Stock that are permitted to be retained by the Pledgor under the Credit Agreement, are herein collectively referred to as the "Collateral." All of the Pledged Stock is currently owned by the Pledgor and represented by the stock certificates listed on Schedule I hereto, which stock certificates, with stock powers duly executed in blank by Pledgor, are being delivered to the Agent simultaneously herewith. Notwithstanding any other provision of this Agreement, at no time shall the aggregate Pledged Stock hereunder comprise more than 65% of the outstanding ordinary shares of the Issuer, and the Agent shall release, upon the request of the Pledgor, any shares of Pledged Stock in the event and to the extent such Pledged Stock shall represent in excess of such amount. The initial certificates delivered to the Agent are bearer certificates. Upon the request of the Pledgor, the Agent will cooperate with the Pledgor to have such certificates replaced by certificates registered in the name of the Pledgor so long as arrangements satisfactory to the Agent are made to ensure that the Agent will at all times have a valid and perfected first priority security interest in the Pledged Stock. The Pledged Stock is not redeemable.

     (b) The Pledgor agrees to deliver all the Collateral to the Agent at such location as the Agent shall from time to time designate by written notice pursuant to Section 19 hereof for its custody at all times until termination of this Agreement, together with such instruments of assignment and transfer as requested by the Agent.

     (c) All advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by the Agent or any Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement thereof, shall become a part of the Obligations secured hereunder and shall be paid to the Agent for the benefit of the Lenders by the Pledgor immediately upon demand therefor, with interest thereon until paid in full at the Base Rate. It is the intent of the parties that the security interest and charge provided for herein be a continuing security interest and charge for all amounts advanced by the Lenders to the Pledgor as of the date hereof and from time to time hereafter and that, should the Pledgor receive notice, actual or constructive, of any other charge, security interest or other equitable interest of any other person with respect to the Pledged Stock, then notice thereof shall be promptly delivered to the Agent and all Advances by the Lenders subsequent to such notice to the Pledgor shall be made through a new account established hereunder for the Pledgor.

     2. Status of Pledged Stock. The Pledgor hereby represents and warrants to the Agent for the benefit of the Lenders that (i) all of the shares of Pledged Stock are duly authorized, validly issued and outstanding, fully paid and nonassessable, (ii) the Pledgor is the registered and record and beneficial owner of the Pledged Stock, free and clear of all Liens, charges, equities, encumbrances and restrictions on pledge or transfer (other than the pledge hereunder and applicable restrictions pursuant to federal and state securities laws), (iii) it has full corporate power, legal right and lawful authority to execute this Agreement and to pledge, assign and transfer the Pledged Stock in the manner and form hereof, and (iv) the pledge, assignment and delivery of the Pledged Stock to the Agent for the benefit of the Lenders pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Stock, securing the payment of the Obligations. Except as otherwise expressly provided herein or in the Credit Agreement, none of the Pledged Stock (nor any interest therein or thereto) shall be sold, transferred or assigned without the Agent's prior written consent, which may be withheld for any reason. The Pledgor covenants with the Agent for the benefit of the Lenders that it shall at all times cause the Pledged Stock to be represented by the certificates now and hereafter delivered to the Agent in accordance with Section 1 hereof or by certificates registered in the name of the Agent, as pledgee, or in the name of the Pledgor and that it shall cause the Issuer not to issue any capital stock, or securities convertible into capital stock, at any time during the term of this Agreement other than to the Borrower and the Borrower hereby pledges, mortgages, charges and collaterally assigns, and grants a first priority security interest in, all such additional capital stock of the Issuer to the Agent for the benefit of the Lenders pursuant hereto, subject to the restrictions set forth in
Section 1(a) hereof, and all such additional pledged stock is "Pledged Stock" hereunder.

     3.   Preservation and Protection of Collateral.

     (a) The Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise, beyond the use of reasonable care in the custody and preservation thereof while in its possession.

     (b) The Pledgor agrees to pay when due all taxes, charges, Liens and assessments against the Collateral, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP applied on a Consistent Basis. Upon the failure of the Pledgor to so pay or contest such taxes, charges, Liens or assessments, the Agent at its option may pay or contest any of them (the Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments).

     4. Obligation of Lenders. Each of the Lenders is obligated under this Agreement, without duplication, to make Advances to the Borrower from time to time in accordance with the terms and subject to the conditions contained in
Article III and Section 7.2 of the Credit Agreement.

     5. Default. SHOULD THE PLEDGOR FAIL TO PAY THE AGENT ANY OBLIGATIONS AS OF THE END OF THE BUSINESS DAY ON WHICH SUCH OBLIGATIONS BECOME DUE AND PAYABLE AND AFTER THE EXPIRATION OF ALL GRACE OR CURE PERIODS, IF ANY, AND ALL EXTENSIONS OR WAIVERS, IF ANY, AND SHOULD SUCH FAILURE CONTINUE, or should the Borrower register or permit any registration to be made for the transfer of any of the Pledged Stock to any Person other than the Borrower or the Agent without the prior consent of the Agent, or should any other Event of Default set forth in the Credit Agreement occur and be continuing, or should the Pledgor fail otherwise to comply with the terms hereof (any of the foregoing an "Event of Default"), the Agent is given full power and authority, then or at any time thereafter, to sell, assign and deliver or collect the whole or any part of the Collateral, or any substitute therefor or any addition thereto, in one or more sales, with or without any previous demands or demand of performance or, to the extent permitted by law, notice or advertisement, in such order as the Agent may elect; and any such sale may be made either at public or private sale at the Agent's place of business or elsewhere, either for cash or upon credit or for future delivery, at such price as the Agent may reasonably deem fair; and the Agent may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of the Pledgor or right of redemption. Demands of performance, advertisements and presence of property and sale and notice of sale are hereby waived to the extent per-missible by law. Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Agent. Pledgor recognizes that the Agent may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities, and that as a consequence of such prohibitions and restrictions the Agent may be compelled
(i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the stock for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Collateral sold to any Person or group. Pledgor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to Pledgor than if such Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Agent has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the issuer of such Collateral to register or otherwise qualify them, even if such issuer would agree to register or otherwise qualify such Collateral for public sale under the Securities Act or applicable state law. The Pledgor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of the Collateral shall be deemed to be dispositions in a commercially reasonable manner. In addition to the foregoing, the Secured Parties may exercise such other rights and remedies as may be available under the Loan Documents, at law (including without limitation the UCC) or in equity. The provisions of the U.K. Law of Property Act 1925 relating to the power of sale conferred thereby are hereby varied so that section 103 shall not apply, and such provisions are hereby extended as set out herein.

     6. Proceeds of Sale. The proceeds of the sale of any of the Collateral and all sums received or collected from or on account of such Collateral shall be applied to the payment of expenses incurred or paid by the Agent in connection with any sale, transfer or delivery of the Collateral, and thereafter in accordance with Section 11.5 of the Credit Agreement.

     7. Presentments, Etc. Except to the extent required by law, the Agent shall not be under any duty or obligation whatsoever to make or give any presentments, demands for performances, notices of nonperformance, protests, notice of protest or notice of dishonor in connection with any obligations or evidences of indebtedness held thereby as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Obligations secured hereunder.

     8. Attorney-in-Fact. The Pledgor hereby appoints the Agent as the Pledgor's attorney-in-fact for the purposes of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, that the Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend, interest payment, principal payment or other distribution payable or distributable in respect to the Collateral or any part thereof and to give full discharge for the same.

     9. Waiver by Pledgor. The Pledgor waives (to the extent permitted by applicable law) any right to require any Secured Party or any other obligee of the Obligations to (a) proceed against any Person or entity, (b) proceed against or exhaust any collateral, or (c) pursue any other remedy in its power; and waives (to the extent permitted by applicable law) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity. Until all Obligations shall have been fully paid and the Credit Agreement terminated, the Pledgor shall have no right of subrogation, and the Pledgor waives any right to enforce any remedy which any Secured Party or any other obligee of the Obligations now has or may hereafter have against any other Person and waives (to the extent permitted by applicable law) any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Agent for the benefit of the Lenders. The Pledgor authorizes any Secured Party and any other obligee of the Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (i) take and hold security, other than the Collateral herein described, for the payment of such Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (ii) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine.

     The Agent, subject to the Credit Agreement, may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to the Pledgor and the receipt thereof by the Pledgor shall be a complete and full acquittance for the Collateral so delivered, and the Secured Parties shall thereafter be discharged from any liability or responsibility therefor.

     10.  Dividends and Voting Rights.

     (a) All dividends and other distributions with respect to the Pledged Stock shall be subject to the pledge hereunder, except for dividends permitted to be retained by the Pledgor under the Credit Agreement. So long as no Event of Default shall have occurred and be continuing, any such dividends may be retained by Pledgor free from any Liens hereunder. Upon the occurrence and during the continuance of any Event of Default, all dividends shall be promptly delivered to the Agent (together, if the Agent shall request, with stock powers or instruments of assignment duly executed in blank affixed to any capital stock or other negotiable document or instrument so distributed) to be held, released or disposed of by it hereunder or, at the option of the Agent, to be applied to the Obligations hereby secured as they become due.

     (b) So long as no Event of Default shall have occurred and be continuing, once the Pledged Stock has been converted from a bearer security held by the Agent to a certificated security registered in the name of the Pledgor, the registration of the Collateral in the name of the Pledgor shall not be changed and the Pledgor shall be entitled to exercise all voting and other rights and powers pertaining to the Collateral for all purposes not inconsistent with the terms hereof.

     (c) Upon the occurrence and during the continuance of any Event of Default, at the option of the Agent, all rights of the Pledgor to receive and retain dividends upon the Collateral shall cease and shall thereupon be vested in the Agent for the benefit of the Lenders.

     (d) Upon the occurrence and during the continuance of any Event of Default, at the option of the Agent, all rights of the Pledgor to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to subsection (b) above shall cease and the Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Agent or its nominee or agent for the benefit of the Lenders and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end the Pledgor hereby appoints the Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to the Pledged Stock hereunder upon the occurrence and during the continuance of any Event of Default, which proxy is coupled with an interest and is irrevocable prior to termination of this Agreement, and the Pledgor hereby agrees to provide such further proxies as the Agent may request; provided, however, that the Agent in its discretion subject to the Credit Agreement may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

     11. Other Rights. The rights, powers and remedies given to the Agent for the benefit of the Lenders by this Agreement shall be in addition to all rights, powers and remedies given to any Secured Party by virtue of any statute or rule of law. Any forbearance or failure or delay by the Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived by the Required Lenders by an instrument in writing.

     12. Further Assurances. The Pledgor agrees at its own expense to do such further acts and things, and to execute and deliver such additional conveyances, assignments, financing statements, agreements and instruments, as the Agent may at any time reasonably request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Agent its rights, powers and remedies for the benefit of the Lenders hereunder. The Pledgor hereby consents and agrees that the issuers of or obligors in respect of the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of the Agent, on behalf of the Lenders, to exercise its rights hereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by the Pledgor or any other Person to any of such issuers or obligors.

     13. Binding Agreement; Assignment. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that the Pledgor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Agreement. All references herein to the Agent shall include any successor thereof, each Lender and any other obligees from time to time of the Obligations.

     14. Severability. In case any Lien, security interest or other right of any Secured Party or any provision hereof shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other Lien, security interest or other right granted hereby or provision hereof.

     15.  Counterparts.   This  Agreement  may be  executed in  any  number of
counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

     16. Termination. This Agreement and all obligations of the Pledgor hereunder shall terminate without delivery of any instrument or performance of any act by any party on the earlier to occur of (i) the date the Agent receives notice from the Borrower and confirms that the outstanding principal balance of the Term Loan is less than $25,000,000 and (ii) the date when all of the Obligations have been fully paid and the Credit Agreement terminated. Upon such termination of this Agreement, the Agent shall, at the sole expense of the Pledgor, deliver to the Pledgor the certificates evidencing the Pledged Stock (and any other property received as a dividend or distribution or otherwise in respect of the Pledged Stock), together with any cash then constituting the Collateral, not then sold or otherwise disposed of in accordance with the provisions hereof and take such further actions as may be necessary to effect the same.

     17. Indemnification. The Pledgor hereby covenants and agrees to pay, indemnify, and hold the Agent and each Lender harmless from and against any and all other out-of-pocket liabilities, costs, expenses or disbursements of any kind or nature whatsoever arising in connection with any claim or litigation by any Person resulting from the execution, delivery, enforcement, performance and administration of this Agreement or the Loan Documents, or the transactions contemplated hereby or thereby, or in any respect relating to the Collateral or any transaction pursuant to which the Pledgor has incurred any Obligation (all the foregoing, collectively, the "indemnified liabilities"); provided, however, that the Pledgor shall have no obligation hereunder with respect to indemnified liabilities arising from the willful misconduct or gross negligence of the Agent or any Lender. The agreements in this subsection shall survive repayment of all Obligations and termination or expiration of this Agreement.

     18. Hedging Agreements. All obligations of the Borrower under Hedging Agreements shall be deemed to be Obligations secured hereby, and each Lender or affiliate of a Lender party to any such Swap Agreement shall be deemed to be a Secured Party hereunder.

     19. Notices. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing (or, in the case of telephonic notice or notice by telecopy (where the receipt of such message is verified by return) expressly provided for hereunder, when received at such telephone or telecopy number as may from time to time be specified in written notice to the other parties hereto or otherwise received), or if sent prepaid by certified or registered mail return receipt requested on the third Business Day after the day on which mailed, or if sent prepaid by a national overnight courier service, on the first Business Day after the day on which delivered to such service against receipt therefor, addressed to such party at said address:

          (a)  if to the Pledgor:

               The Topps Company, Inc.
               1 Whitehall Street
               New York, New York
               Attention:  Chief Financial Officer
                         Vice President - Operations
                         General Counsel
               Telephone:  (212) 376-0300
               Telecopy:   (212) 376-0573

               with a copy to:

               Willkie Farr & Gallagher
               One Citicorp Center
               153 East 53rd Street
               Attention:  William E. Hiller, Esq.
               Telephone:  (212) 821-8000

               Telecopy:   (212) 820-8111

          (b)  if to the Agent:

               NationsBank, National Association (Carolinas)
               Independence Center, 15th Floor
               Charlotte, North Carolina 28255
               Attention:  Ms. Angela Berry
               Telephone:  (704) 386-8958
               Telecopy:   (704) 386-9923

               with a copy to:

               NationsBank, National Association (Carolinas)
               767 Fifth Avenue, 5th Floor
               New York, New York 10153-0083
               Attention:  Mr. Christopher Browder
               Telephone:  (212) 407-5332
               Telecopy:   (212) 751-6909

     20.  Governing Law; Waivers of Trial by Jury, Etc.

          (a)  THIS  AGREEMENT  SHALL   BE  GOVERNED  BY,  AND   CONSTRUED  IN
     ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

          (b) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

          (c)  EACH  PARTY AGREES  THAT  SERVICE OF  PROCESS  MAY  BE MADE  BY
     PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED IN
     SECTION 13.3 OF THE CREDIT AGREEMENT OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

          (d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY OTHER PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

          (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                           [Signature page follows.]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first written above.


                              THE TOPPS COMPANY, INC.


                              By: /s/John Perillo
                                Name:  John Perillo
                                Title: Vice President - Operations

                              NATIONSBANK, NATIONAL ASSOCIATION (CAROLINAS), as Agent for the Lenders


                              By: /s/ Christopher C. Browder
                                Name:  Christopher C. Browder
                                Title:  Senior Vice President

                                  SCHEDULE I

                                             No. of        No. of      No. of        No. of     Certificate
                                             Shares        Shares      Shares        Shares       Nos. for
Name of Subsidiary        Class of Stock     Authorized    Issued      Outstanding   Pledged    Pledged Shares


Merlin Publishing            Ordinary         178,571      178,571      178,571      116,071           14
International plc             Shares












































































































